Significant transactions	12 Months Ended
Dec. 31, 2019
Business Combinations1 [Abstract]
Significant transactions	Significant transactions
Significant transactions in 2019
Refinancing of Bridge Facility and Facility A financial debts
On September 23, 2019, Alcon through its wholly-owned subsidiary, Alcon Finance Corporation ("AFC"), refinanced $2 billion of the bridge and term loans, which had been issued in April 2019, with $500 million of 2.750% senior notes due 2026, $1 billion of 3.000% senior notes due 2029, and $500 million of 3.800% senior notes due 2049. The bridge and term loans, notes, and refinancing are described in Note 17 of these Consolidated Financial Statements.
Completion of Spin-off from Novartis through a dividend in kind distribution to Novartis shareholders
The Spin-off was executed on April 9, 2019 as described in Note 1. The below transactions occurred in April 2019, immediately preceding the Spin-off.

On April 2, 2019, Alcon borrowed $3.2 billion against the bridge and other term loans which were executed on March 6, 2019 and are described in Note 17 of these Consolidated Financial Statements. These borrowings increased the Company's third party financial debts to $3.5 billion at the date of Spin-off. Through a series of intercompany transactions, Alcon then paid approximately $3.1 billion in cash to Novartis and its affiliates prior to the Spin-off, decreasing Alcon's net assets to approximately $20.0 billion at the date of Spin-off.

Surgical-Acquisition of PowerVision, Inc.
On March 13, 2019, Alcon acquired 100% of the outstanding shares and equity of PowerVision, Inc. ("PowerVision"), a privately-held, US-based company focused on developing accommodative, implantable intraocular lenses. This technology allows the intraocular lens to respond to natural muscular movements in the eye to alter shape and focus. The PowerVision acquisition was executed as part of Alcon's commitment to innovation in advanced technology intraocular lenses ("AT-IOLs").
The fair value of the total purchase consideration was $424 million. This amount consisted of an initial cash payment of $289 million and the fair value of the probability weighted contingent consideration of $135 million due to PowerVision shareholders, which they are eligible to receive upon the achievement of specified regulatory and commercialization milestones. The purchase price allocation resulted in net identifiable assets of $418 million, which consisted of in-process research & development intangible assets of $505 million, a net deferred tax liability of $93 million, and other net assets of $6 million. Goodwill of $6 million was also recognized which is attributable to the assembled workforce. Cash paid for the acquisition, net of cash acquired, was $283 million. The 2019 results of operations since the date of acquisition and transaction costs for the acquisition were not material.
Significant transactions in 2018
Surgical-Acquisition of TrueVision Systems, Inc.
On December 19, 2018, Alcon acquired 100% of the outstanding shares and equity of TrueVision Systems, Inc. ("TrueVision"), a privately held US-based company. TrueVision developed the 3D scope technology currently used in the commercially marketed Alcon product NGENUITY. This technology allows retina surgery specialists to have a 3D visualization of the back of the eye with greater depth and detail than traditional microscopes.

The fair value of the total purchase consideration was $146 million. This amount consists of an initial cash payment of $110 million and the fair value of the probability weighted contingent consideration of $36 million due to TrueVision shareholders, which they are eligible to receive upon the achievement of specified development and commercialization milestones. The purchase price allocation resulted in net identifiable assets of $144 million, which consisted of intangible assets of $172 million, net deferred tax liability of $29 million and other net assets of $1 million. Goodwill of $2 million was also recognized which is attributable to the assembled workforce. The 2018 results of operations following the date of acquisition were not material.

Vision Care-Acquisition of Tear Film Innovations, Inc.
On December 17, 2018, Alcon acquired 100% of the outstanding shares and equity of Tear Film Innovations, Inc. ("Tear Film"), a privately held US-based company. Tear Film is the manufacturer of the iLux device, an innovative therapeutic device used to treat Meibomian Gland Dysfunction, a leading cause of dry eye.

The fair value of the total purchase consideration was $145 million. This amount consists of an initial cash payment of $79 million and the fair value of the probability weighted contingent consideration of $66 million due to Tear Film previous owners, which they are eligible to receive upon the achievement of specified development and commercialization milestones. The purchase price allocation resulted in net identifiable assets of $143 million, which consisted of intangible assets of $174 million, net deferred tax liability of $37 million, cash of $5 million and other net assets of $1 million. Goodwill of $2 million was also recognized which is attributable to the assembled workforce. The 2018 results of operations following the date of acquisition were not material.
Significant transactions in 2017
Surgical-Acquisition of ClarVista Medical, Inc.
On September 20, 2017, Alcon acquired 100% of the outstanding shares and equity of ClarVista Medical, Inc., a privately held California, US-based company focused on developing the HARMONI Modular IOL System, a novel intraocular lens ("IOL") used to restore vision after cataract surgery.
The fair value of the total purchase consideration was $125 million. This amount consists of an initial cash payment of $71 million and the net present value of the contingent consideration of $54 million due to ClarVista shareholders, which they are eligible to receive upon the achievement of specified development and commercialization milestones. The purchase price allocation resulted in net identifiable assets of $123 million, which consisted of intangible assets of $178 million, deferred tax assets of $8 million, cash and cash equivalents of $1 million and deferred tax liabilities of $64 million. Goodwill of $2 million was also recognized which is attributable to the assembled workforce. The 2017 results of operations since the date of acquisition were not material.
Acquisitions of businesses
Fair value of assets and liabilities arising from acquisitions

($ millions)	2019	2018	2017
Property, plant & equipment	1	1	—
Currently marketed products	—	346	—
Acquired research & development	505	—	178
Deferred tax assets	28	12	8
Inventories	—	3	—
Trade receivables and other current assets	—	2	—
Cash and cash equivalents	6	5	1
Deferred tax liabilities	(121)	(78)	(64)
Trade payables and other liabilities	(1)	(4)	—
Net identifiable assets acquired	418	287	123
Acquired liquidity	(6)	(5)	(1)
Goodwill	6	4	2
Net assets recognized as a result of business combinations	418	286	124

Note 4 of these Consolidated Financial Statements details significant acquisitions of businesses, which were PowerVision in 2019, TrueVision and Tear Film in 2018 and ClarVista in 2017. No goodwill from 2019, 2018 or 2017 is tax-deductible.